497(e)
                                                                       333-31131

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The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED APRIL 3, 2002, TO THE ACCUMULATOR(R) SELECTSM PROSPECTUS DATED APRIL 1, 2002
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This supplement modifies certain information in the above-referenced Prospectus.
Unless otherwise indicated, all other information in the Prospectus remains unchanged. The modifications are as follows:

(1) On the first page under "What is Accumulator(R) SelectSM?" the following sentence is added at the end of the first paragraph:

     "Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all states."

(2) All references to "qualified defined contributions plans ("QPs")" are deleted in their entirety. The contract described in the above-referenced Prospectus is not offered for use as a qualified plan.

(3) In "Contracts features and benefits" under "Owner and annuitant requirements," the third and fourth sentences of the first paragraph are deleted in their entirety and replaced with the following:

     "Only natural persons may be owners/joint owners. Non-natural owners include but are not limited to trusts, partnerships, corporations and foundations."

(4) In "Contracts features and benefits" under "Your benefit base" under "6% Roll up to age 85 enhanced death benefit," (please note that this benefit is not available in all states), in the fifth and sixth bullets; in "Contracts features and benefits" under "Our Living Benefit option" under "Illustrations of guaranteed minimum income benefit;" and in the Appendix entitled "Enhanced death benefit example," references to the following options are deleted:

     AXA Premier VIP Core Bond
     EQ/Alliance Quality Bond
     EQ/High Yield
     EQ/J.P. Morgan Core Bond

(5) In "Charges and expenses" under "Annual administrative charge," the first sentence of the second paragraph is revised, as follows:

     "We deduct this charge from your value in the variable investment options and the guaranteed interest option (if permitted in your state) on a pro rata basis."

(6) In "Payment of the death benefit" under "Successor owner and annuitant," the third paragraph is deleted in its entirety.

(7) In "Payment of the death benefit" under "Beneficiary continuation option," the third sentence in the first paragraph is deleted in its entirety.

(8) In "Tax information" under "Taxation of nonqualified annuities" under "Contract earnings," the fourth bullet is deleted in its entirety.

IM-02-15 (4/02)                                             Cat. 129373